Neuberger Berman Advisers Management Trust®

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2015, as amended and supplemented

Absolute Return Multi-Manager Portfolio
S Class

This supplement describes important changes affecting Absolute Return Multi-Manager Portfolio (the “Fund”).  If you have any questions regarding these changes, please contact Neuberger Berman Management LLC (“NB Management”) at 800-366-6264.

New Subadviser

As disclosed in the Fund’s Prospectus, NB Management and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits NB Management and NB Alternative Investment Management LLC (“NBAIM”) to engage additional unaffiliated subadvisers and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Fund’s Board of Trustees (the “Board”), without obtaining shareholder approval. Effective on or about January 4, 2016, NB Management will engage Good Hill Partners LP (“Good Hill”) as a new subadviser for the Fund.  This change was proposed by NB Management and NBAIM and approved by the Board as being in the best interests of the Fund’s shareholders.  In connection with the addition of Good Hill, a portion of the Fund’s assets may be allocated to an investment strategy that focuses on asset-backed securities.

As a result of these changes, the Summary Prospectus and Prospectus, as applicable, of the Fund, each dated May 1, 2015, are revised as follows:

The following is inserted as the tenth paragraph of the “Principal Investment Strategies” section of each of the Summary Prospectus and Prospectus:

Asset-backed Securities: This strategy takes long and/or short positions in asset-backed securities, including principally those asset-backed securities backed by commercial and residential mortgages, a significant portion of which may be non-agency mortgage-backed securities.  The subadviser may also invest in asset-backed securities backed by auto loans, credit card debt, student loans, corporate loans and other collateral. These securities may pay fixed or variable rates of interest.  While the Fund will primarily invest in asset-backed securities listed, traded or dealt in developed markets, it may also invest in securities listed, traded or dealt in other countries, including emerging markets countries.

The following is added to the table that appears in the “Sub-Advisers” section of the Summary Prospectus and Prospectus:

Good Hill Partners LP                                                                                    Asset-backed Securities

Good Hill is added to the first paragraph of the “Subadvisers” section of the Prospectus and the following is added to that same section as a new paragraph:

Good Hill Partners LP (“Good Hill”), located at 1599 Post Road East, Westport, CT 06880, manages the assets allocated to the mortgaged-backed securities and asset-backed securities strategy.  Good Hill, founded by Franklin J. Collins IV and Brant Brooks in 2006, specializes in fixed income securities and provides investment management services on a discretionary basis to private investment vehicles and separately managed accounts as well as the Fund.  As of September 30, 2015, Good Hill managed approximately $1.4 billion in total assets.

Removal of Subadviser

Effective as of December 30, 2015, SLS Management, LLC (“SLS”) will no longer act as a subadviser to the Fund.  Accordingly, all references to SLS in the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund are hereby deleted in their entirety.

The date of this supplement is December 30, 2015.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com